Annual Report

                               REAL ESTATE
                               FUND
                               -----------------
                               DECEMBER 31, 2000
                               -----------------

[LOGO OF T. ROWE PRICE]

    REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
    Real Estate Fund

 .   In a generally dismal year for stocks, we are pleased to report that your fund delivered solid results.

 .   The fund's returns were ahead of both benchmarks for the 6- and 12-month periods ended December 31, 2000, largely because of our well-diversified portfolio of quality companies.

 .   The majority of stocks in our portfolio contributed positively to performance, and we added selectively to our winners while trimming weaker holdings.

 .   While a repeat of the surge in 2000 is probably unlikely, we believe conditions favor further gains in our sectors in 2001.


    UPDATES AVAILABLE

    For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS


Year 2000 proved to be treacherous for many investments, yet rewarding for some. After experiencing what seemed to be our own bear market in real estate securities in 1998 and 1999, shareholders were rewarded for their patience in 2000. We are pleased to report that your fund provided a total return of 31.92% in a year of broad stock market declines and the worst loss ever for the technology-heavy Nasdaq Composite. We are also encouraged that your fund was able to outpace both of its benchmarks.

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/00      6 Months    12 Months
-------------------------------------------------
Real Estate Fund             13.50%      31.92%
Wilshire Real Estate
Securities Index             13.47       30.74
Lipper Real Estate
Funds Average                11.48       25.62

     As can be seen in the table, your fund provided excellent returns of 13.50% and 31.92% for the 6- and 12- month periods ended December 31, 2000, respectively. The results for both periods were ahead of those posted by the Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Average for similar funds. With its well-diversified portfolio, the fund participated fully in the reemergence of real estate stocks that began early in the year and continued virtually without letup through the end of 2000.


DIVIDEND DISTRIBUTION

     On December 12, 2000, your Board of Directors declared a fourth-quarter income dividend of $0.20, bringing the full-year total to $0.47. This distribution was paid on December 14 to shareholders of record on December
     12. Form 1099-DIV summarizing this information is mailed in February. You should use Form 1099-DIV, not your year-end statement, for tax filing purposes. (As reported on the 1099-DIV, a portion of the fund's income distribution was reclassified as a nontaxable return of capital.)

MARKET ENVIRONMENT

     In 2000, investors were again attracted to real estate securities and the tangible benefits of cash generated by our assets as opposed to the cash consumed by Internet firms and other companies that promised rewards in the distant future. We have subsequently seen many of these speculative start-ups perish. In the long run, businesses must generate positive cash flows to thrive. At the same time, the price paid by investors to receive future cash flows must also be reasonable in order to receive a fair return on their equity. The market's recognition of this truth, while healthy in the long run, resulted in the worst performance for the Nasdaq Composite Index since its inception in 1971 and for the S&P 500 Index since 1974.

     Against this backdrop, many investors gravitated toward the real estate sector, which has historically been a generator of cash and dividends. This, combined with the valuation anomalies created by recent indifference toward our sector, led to generous returns in 2000.


INVESTMENT STRATEGY

     The favorable performance of our sector attracted many new investors to the fund, and for them and our long-term shareholders, it is appropriate to briefly review our investment style. We seek to hold the majority of our investments for the longer term, to benefit from a core set of real estate holdings, while providing diversification benefits. To prosper in the long run, these investments must provide some combination of strong assets, markets, balance sheets, and management teams. We view ourselves as partners with these firms. As partners, we expect to ask challenging questions and receive straightforward answers. Over time, we depend on our partners to implement sound business plans. If their plans and their companies' fundamentals are on track, we normally view any setbacks in their share prices as buying opportunities. Simultaneously, we take shorter-term positions in a minority of our holdings when we believe they offer stark valuation anomalies and opportunities. This style has served the fund well since its inception, and we have no immediate plans to deviate from this formula.


PORTFOLIO REVIEW

     The positive performance in our portfolio was widespread, with the majority of holdings providing strong total returns over the last six

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                   Percent of Net Assets
                                   6/30/00      12/31/00
---------------------------------------------------------
Apartment/Residential                   18%           19%
Office                                  16            18
Office and Industrial                   14            14
Diversified                             12            10
Industrial                               8             9
Shopping Center                          8             8
Lodging and Leisure                     10             8
Regional Mall                            5             5
Manufactured Housing                     2             2
Other Real Estate                        2             2
Self-Storage                             2             1
Reserves                                 3             4
---------------------------------------------------------
Total                                  100%          100%

     months and year. Our large positions were no exception, including Equity Office Properties, which remains our largest holding. Our major exposure to the lodging industry, Starwood Hotels & Resorts Worldwide, also made a solid contribution as investors found favor with the industry-leading growth recorded at the company's Sheraton, Westin, and W brand hotels. In September, the parent company of Security Capital U.S. Realty offered to redeem our shares at a premium to the share price at the time, driving the price higher. (The actual redemption took place early in 2001.)

     We also added a couple of new names to the portfolio during the year. We were attracted to SL Green Realty, which is concentrated in the Manhattan office market. We recently toured the company's properties and believe there is still good potential for growth in its real estate portfolio. We added shares of LaSalle Hotel Properties, as we were impressed with the attractive yield, quality assets, and solid management.

     We Also Trimmed Some Weaker Holdings
     The year was not without its detractors, however. We eliminated our position in Trizec Hahn. Previously, we had acknowledged management's smooth transition with the disposition of the company's retail assets. However, we found it unacceptable when the company began to miss earnings estimates during another transition to seemingly riskier technology assets. In addition, the risks of speculative development surfaced once again when Post Properties announced disappointing earnings attributed to weak development returns. However, we believe the core assets of Post Properties contain good value, and we look for a renewed focus from management.

OUTLOOK

     We remain optimistic about our sector, though at the same time we acknowledge that the returns seen in 2000 are not routine. The economy appears to have encountered some headwinds, which pose risks. We look at both supply and demand factors influencing our investments. In general, we are not concerned at this time with projected supply but do feel a greater need to monitor the health of demand in a slowing economy. However, we are encouraged by the contractual nature of lease obligations in real estate that can buffer properties from short-term pauses in the economy. Indeed, this characteristic, which offers some continuity, can signify that real estate may be positioned to outperform other sectors in a short-term slowdown. Further offsetting a threat from a slowing economy is the possibility of lower interest rates, which should benefit real estate companies since they typically borrow money to do business.

     We continue to project a year of increasing earnings and dividend distributions in our sector. Thus, while we think a repeat performance of 2000 is unlikely, our view for 2001 remains optimistic.


     Respectfully submitted,

     /s/ David M. Lee

     David M. Lee
     Chairman of the fund's Investment Advisory Committee

     February 1, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/00
--------------------------------------------------------------------------------
Equity Office Properties                                                  6.8%
Reckson Associates Realty                                                 4.3
Vornado Realty Trust                                                      3.8
Starwood Hotels & Resorts Worldwide                                       3.8
Equity Residential Properties Trust                                       3.6
--------------------------------------------------------------------------------
Duke-Weeks Realty                                                         3.4
Cousins Properties                                                        3.3
Boston Properties                                                         3.1
Kimco Realty                                                              3.0
Spieker Properties                                                        3.0
--------------------------------------------------------------------------------
Simon Property Group                                                      2.9
Kilroy Realty                                                             2.9
Arden Realty                                                              2.9
AMB Property                                                              2.7
Apartment Investment & Management                                         2.7
--------------------------------------------------------------------------------
ProLogis Trust                                                            2.7
Camden Property Trust                                                     2.4
Post Properties                                                           2.2
SL Green Realty                                                           2.2
Gables Residential Trust                                                  2.1
--------------------------------------------------------------------------------
Archstone Communities Trust                                               2.0
Weingarten Realty Investors                                               2.0
Catellus Development                                                      2.0
Centerpoint Properties                                                    1.9
CBL & Associates Properties                                               1.9
--------------------------------------------------------------------------------
Total                                                                    73.6%

Note: Table excludes reserves.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
SL Green Realty*                       Trizec Hahn**
Equity Office Properties               Mack-Cali Realty
Vornado Realty Trust                   Vail Resorts**
Cousins Properties                     Starwood Hotels & Resorts Worldwide
Equity Residential Properties Trust    Marriott
LaSalle Hotel Properties               Smith Charles Residential Realty
Starwood Hotels & Resorts Worldwide    MeriStar Hospitality
Post Properties                        Security Capital U.S. Realty
Reckson Associates Realty              Catellus Development
AMB Property                           LaSalle Hotel Properties

 * Position added
** Position eliminated

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      REAL ESTATE FUND
      --------------------------------------------------------------------------
                                    [GRAPH]
      As of 12/31/00

                 Wilshire Real          Lipper Real Estate
            Estate Securities Index        Funds Average       Real Estate Fund

10/31/97            10,000                     10,000                10,000
  Dec-97            10,428                     10,371                10,782
  Dec-98             8,611                      8,708                 9,180
  Dec-99             8,337                      8,443                 9,067
  Dec-00            10,899                     10,504                11,961

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 12/31/00                 1 Year   3 Years   Inception        Date
--------------------------------------------------------------------------------
Real Estate Fund                       31.92%    3.52%      5.82%      10/31/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                          Year                                  10/31/97
                                         Ended                                   Through
                                      12/31/00      12/31/99      12/31/98      12/31/97
NET ASSET VALUE
Beginning of period                  $    8.11     $    8.68     $   10.69     $   10.00
Investment activities
  Net investment income (loss)            0.38*         0.37*         0.38*         0.08*
  Net realized and unrealized
  gain (loss)                             2.16         (0.49)        (1.97)         0.70
  Total from investment activities        2.54         (0.12)        (1.59)         0.78
Distributions
  Net investment income                  (0.38)        (0.37)        (0.40)        (0.09)
  Return of capital                      (0.09)        (0.08)        (0.04)            -
  Total distributions                    (0.47)        (0.45)        (0.44)        (0.09)
Redemption fees
added to paid-in-capital                  0.01             -          0.02             -

NET ASSET VALUE
End of period                        $   10.19     $    8.11     $    8.68     $   10.69
                                   ---------------------------------------------------------


Ratios/Supplemental Data
Total return o                           31.92%*       (1.23)%*     (14.86)%*       7.82%*
Ratio of total expenses
to average net assets                     1.00%*        1.00%*        1.00%*        1.00%*+
Ratio of net investment income
(loss) to average net assets              4.61%*        4.22%*        4.07%*        6.07%*+
Portfolio turnover rate                   19.0%         26.9%         56.8%          8.4%+
Net assets, end of period
(in thousands)                       $  53,703     $  24,725     $  27,599     $   7,259

o Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/01
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000


-----------------------
STATEMENT OF NET ASSETS                                Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 96.1%

REAL ESTATE 95.9%

Apartment/Residential 18.7%
Apartment Investment & Management, REIT                29,000        $   1,448
Archstone Communities Trust, REIT                      42,000            1,082
AvalonBay Communities, REIT                            18,000              902
Camden Property Trust, REIT                            38,500            1,290
Equity Residential Properties Trust, REIT              35,000            1,936
Gables Residential Trust, REIT                         41,000            1,148
Post Properties, REIT                                  32,000            1,202
Smith Charles Residential Realty                       22,000            1,034
                                                                     ---------
                                                                        10,042
                                                                     ---------

Diversified 10.0%
Cousins Properties, REIT                               63,000            1,760
Crescent Real Estate Equities, REIT                    38,000              845
Security Capital U.S. Realty, REIT *                   32,000              724
Vornado Realty Trust, REIT                             53,500            2,050
                                                                     ---------
                                                                         5,379
                                                                     ---------

Industrial 9.0%
AMB Property, REIT                                     57,000            1,471
Centerpoint Properties Trust                           22,000            1,040
EastGroup Properties, REIT                             41,000              917
ProLogis Trust, REIT                                   64,000            1,424
                                                                     ---------
                                                                         4,852
                                                                     ---------
Lodging & Leisure 8.0%
Innkeepers USA, REIT                                   44,000              487
LaSalle Hotel Properties                               57,000              866
Marriott (Class A)                                     10,000              423
MeriStar Hospitality                                   25,000              492
Starwood Hotels & Resorts Worldwide, REIT              58,000            2,044
                                                                     ---------
                                                                         4,312
                                                                     ---------
Manufactured Housing 2.4%
Manufactured Home Communities                          26,500              768
Sun Communities, REIT                                  16,000              536
                                                                     ---------
                                                                         1,304
                                                                     ---------

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Office 17.6%
Arden Realty, REIT                                     61,000        $  1,533
Boston Properties, REIT                                38,000           1,653
CarrAmerica Realty, REIT                               25,500             798
Equity Office Properties, REIT                        112,000           3,654
Mack-Cali Realty, REIT                                 23,000             657
SL Green Realty, REIT                                  41,300           1,156
                                                                     --------
                                                                        9,451
                                                                     --------

Office & Industrial 13.7%
Duke-Weeks Realty, REIT                                75,000           1,847
Kilroy Realty, REIT                                    55,000           1,571
Reckson Associates Realty (Class B), REIT               9,000             245
Reckson Associates Realty, REIT                        82,000           2,055
Spieker Properties, REIT                               32,500           1,629
                                                                     --------
                                                                        7,347
                                                                     --------

Other Real Estate 2.0%
Catellus Development *                                 60,000           1,050
                                                                     --------
                                                                        1,050
                                                                     --------
Regional Mall 4.9%
CBL & Associates Properties, REIT                      41,000           1,038
Simon Property Group, REIT                             66,000           1,584
                                                                     --------
                                                                        2,622
                                                                     --------
Self Storage 1.6%
Public Storage, REIT                                   34,000             827
                                                                     --------
                                                                          827
                                                                     --------
Shopping Center 8.0%
Federal Realty Investment Trust, REIT                  49,000             931
JP Realty, REIT                                        43,000             677
Kimco Realty, REIT                                     37,000           1,635
Weingarten Realty Investors, REIT                      24,500           1,072
                                                                     --------
                                                                        4,315
                                                                     --------
Total Real Estate                                                      51,501
                                                                     --------

SERVICES 0.2%

Services 0.2%
Trammell Crow *                                         6,000              81
                                                                     --------
Total Services                                                             81
                                                                     --------
Total Common Stocks (Cost $47,643)                                     51,582
                                                                     --------

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                                   Shares           Value
------------------------------------------------------------------------------------------
                                                                             In thousands
  SHORT-TERM INVESTMENTS 3.0%

  Money Market Funds 3.0%
  Reserve Investment Fund, 6.69% #                                1,639,084    $     1,639
                                                                               -----------
  Total Short-Term Investments (Cost $1,639)                                         1,639
                                                                               -----------

Total Investments in Securities
99.1% of Net Assets (Cost $49,282)                                             $    53,221

Other Assets Less Liabilities                                                          482
                                                                               -----------

NET ASSETS                                                                     $    53,703
                                                                               -----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions                      $    (3,690)
Net unrealized gain (loss)                                                           3,939
Paid-in-capital applicable to 5,272,767 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares
authorized                                                                          53,454
                                                                               -----------

NET ASSETS                                                                     $    53,703
                                                                               -----------

NET ASSET VALUE PER SHARE                                                      $     10.19
                                                                               -----------

   # Seven-day yield
   * Non-income producing
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/00
Investment Income (Loss)
Income
   Dividend                                                         $    2,020
   Interest                                                                 97
                                                                    ----------
   Total income                                                          2,117
                                                                    ----------

Expenses
   Shareholder servicing                                                   118
   Custody and accounting                                                   92
   Investment management                                                    89
   Registration                                                             35
   Prospectus and shareholder reports                                       20
   Legal and audit                                                          13
   Directors                                                                 7
   Miscellaneous                                                             3
                                                                    ----------
   Total expenses                                                          377
                                                                    ----------
Net investment income (loss)                                             1,740
                                                                    ----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                    (253)
Change in net unrealized gain or loss on securities                      8,394
                                                                    ----------
Net realized and unrealized gain (loss)                                  8,141
                                                                    ----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    9,881
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                             Year
                                                            Ended
                                                         12/31/00     12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                           $  1,740     $  1,117
  Net realized gain (loss)                                   (253)      (2,691)
  Change in net unrealized gain or loss                     8,394        1,076
  Increase (decrease) in net assets from                    9,881         (498)
  operations
Distributions to shareholders
  Net investment income                                    (1,740)      (1,117)
  Return of capital                                          (389)        (247)
  Decrease in net assets from distributions                (2,129)      (1,364)
Capital share transactions *
  Shares sold                                              36,351       11,954
  Distributions reinvested                                  1,986        1,259
  Shares redeemed                                         (17,159)     (14,236)
  Redemption fees received                                     48           11
  Increase (decrease) in net assets from capital
  share transactions                                       21,226       (1,012)

Net Assets
Increase (decrease) during period                          28,978       (2,874)
Beginning of period                                        24,725       27,599
End of period                                            $ 53,703     $ 24,725
                                                         --------     --------
*Share information
  Shares sold                                               3,864        1,384
  Distributions reinvested                                    206          156
  Shares redeemed                                          (1,846)      (1,672)
  Increase (decrease) in shares outstanding                 2,224         (132)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

     The accompanying financial statements were prepared in accordance with gen-erally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,172,000 and $6,902,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund has $3,690,000 of capital loss carryforwards, $224,000 of which expires in 2006, $3,199,000 in 2007, and $267,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $49,282,000. Net unrealized gain aggregated $3,939,000 at period-end, of which $4,869,000 related to appreciated investments and $930,000 to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $15,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter,

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------


     through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $144,000 of management fees were not accrued by the fund for the year ended December 31, 2000. At December 31, 2000, unaccrued fees and other expenses in the amount of $488,000 remain subject to reimbursement by the fund through December 31, 2001, and $144,000 through December 31, 2003.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $163,000 for the year ended December 31, 2000, of which $20,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $97,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Invest With Confidence
[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

F12-050  12/31/00